Exhibit 33.6

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2014 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans, in each case for which the Company provides document custody services and where the RMBS and CMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933 on or after January 1, 2006, or (b) privately-issued pursuant to an exemption from registration on or after January 1, 2006 where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “Document Custody Platform”). Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period.

Applicable Servicing Criteria: Management has determined that the servicing criteria set forth in Item 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(iii) are applicable to the activities performed by the Company with respect to the Document Custody Platform for the Period; provided however that, with respect to the Document Custody Platform, servicing criterion 1122(d)(4)(iii) is applicable only as it relates to the Company’s obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements (the “Applicable Servicing Criteria”). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Document Custody Platform.

With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(1)(ii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the Document Custody Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Shari L. Gillund
Shari L. Gillund

Title:	Senior Vice President

Dated:	February 25, 2015

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform

Transactions

ABFC 2006-HE1

ABFC 2006-OPT1

ABFC 2006-OPT2

ABFC 2006-OPT3

ABFC 2007-WMC1

ABSC2006-HE3

ABSC2006-HE5

ACE 2006-ASAP1

ACE 2006-ASAP2

ACE 2006-ASAP3

ACE 2006-ASAP4

ACE 2006-ASAP5

ACE 2006-ASAP6

ACE 2006-ASL1

ACE 2006-CW1

ACE 2006-FM1

ACE 2006-FM2

ACE 2006-HE1

ACE 2006-HE2

ACE 2006-HE3

ACE 2006-HE4

ACE 2006-OP1

ACE 2006-OP2

ACE 2006-SD1

ACE 2006-SD2

ACE 2006-SD3

ACE 2006-SL1

ACE 2006-SL2

ACE 2006-SL3

ACE 2006-SL4

ACE 2007-ASAP1

ACE 2007 ASAP2

ACE 2007-ASL1

ACE 2007-D1

ACE 2007-HE1

ACE 2007-HE2

ACE 2007-HE3

ACE 2007-HE4

ACE 2007-HE5

ACE 2007-SL1

ACE 2007-SL2

ACE 2007-WM1

ACE 2007-WM2

ARMT 2006-2

ARMT 2006-3

BAC 2006-3

BAC 2006-4

BAC 2006-6

BAC 2007-2

BAC 2007-3

Document Custody Platform

Transactions

BAC 2007-4

BAC 2007-5

BACM 2008-1

BACM 2008-LS1

BAFC 2006-B

BAFC 2006-C

BAFC 2006-E

BANC OF AMER 2006-1

BARCBCAP2007AA1

BARCBCAP2007AA2

BARCBCAP2007AA3

BARCBCAP2007AA4

BARCBCAP2007AB1

BARCSABR2006FR4

BARCSABR2006WM4

BARCSABR2007BR2

BARCSABR2007BR3

BARCSABR2007-HE1

BCAP 2006-AA1

BCAP 2006-AA2

BCAP 2007-AA5

BEARBSMF2006SL1

BEARBSMF2006SL2

BEARBSMF2006SL3

BEARBSMF2006SL4

BEARBSMF2006SL5

BEARBSMF2006SL6

BEARBSMF2007SL1

BEARBSMF2007SL2

BEARBSSLT20071

BEARPRIME20062

BEARPRIME20071

BEARPRIME20072

BEARPRIME20073

BEARSACO200610

BEARSACO20062

BEARSACO20063

BEARSACO20064

BEARSACO20065

BEARSACO20066

BEARSACO20067

BEARSACO20069

BEARSACO20072

BOAALT 2006-2

BOAALT 2006-3

BOAALT 2006-4

BOAALT 2006-5

BOAALT 2006-6

BOAALT 2006-7

BOAALT 2006-8

Document Custody Platform

Transactions

BOAALT 2006-9

BOAALT 2007-1

BOAALT 2007-2

BOALT 2006-1

BOAMS 2006-1

BOAMS 2006-2

BOAMS 2006-3

BOAMS 2006-A

BOAMS 2006-B

BOAMS 2007-1

BOAMS 2007-2

BOAMS 2007-3

BOAMS 2007-4

BSAAT 2007-01

BSABS 2006-2

BSABS 2006-3

BSABS 2006-4

BSABS 2006-AC1

BSABS 2006-AC2

BSABS 2006-AC3

BSABS 2006-AC4

BSABS 2006-AC5

BSABS 2006-IM1

BSABS 2006-SD1

BSABS 2006-SD2

BSABS 2006-SD3

BSABS 2006-SD4

BSABS 2006-ST1

BSABS 2007-1

BSABS 2007-2

BSABS 2007-AC1

BSABS 2007-AC2

BSABS 2007-AC3

BSABS 2007-AC4

BSABS 2007-AC5

BSABS 2007-AC6

BSABS 2007-SD1

BSABS 2007-SD2

BSABS 2007-SD3

BSALTA 2006-1

BSALTA 2006-2

BSALTA 2006-3

BSALTA 2006-4

BSALTA 2006-5

BSALTA 2006-6

BSALTA 2006-7

BSALTA 2006-8

BSALTA 2007-1

BSALTA 2007-2

BSALTA 2007-3

Document Custody Platform

Transactions

BSART 2006-1

BSART 2006-2

BSART 2006-4

BSART 2007-1

BSART 2007-2

BSART 2007-4

BSART 2007-5

BSMF 2006-AC1

BSMF 2006-AR1

BSMF 2006-AR2

BSMF 2006-AR3

BSMF 2006-AR4

BSMF 2006-AR5

BSMF 2007-AR1

BSMF 2007-AR2

BSMF 2007-AR3

BSMF 2007-AR4

BSMF 2007-AR5

CARRINGTON 2006-FRE1

CARRINGTON 2006-FRE2

CARRINGTON 2006-OPT1

CARRINGTON 2006-RFC1

CARRINGTON 2007-FRE1

CARRINGTON 2007-RFC1

CCMT 2006-C5

CCMT 2007-C6

CCMT 2008-C7

CD 2006-CD2

CD 2007-CD4

CD 2007-CD5

CITICMLTI2006HE3

CITICMLTI2007AR4

CITICMLTI2007AR5

CITICMLTI2007AR8

CITICMLTI2007WFHE2

CITICMLTI2007WFHE3

CITICMLTI2007WFHE4

COBALT 2006-C1

COBALT 2007-C2

COBALT 2007-C3

COMM12-CCRE1

COMM12-CCRE2

COMM12-CCRE4

COMM12-CCRE5

COMM13-CCRE7

COMM13-LC6

COMM 2006-C7

COMM 2007-C9

COMM2011-FL1

COMM 2012-FL2

Document Custody Platform

Transactions

COMM2013-CCRE10

COMM2013-CCRE12

COMM2014-CCRE15

COMM2014-CCRE16

COMM2014-CCRE18

COMM2014-CCRE19

COMM2014-CCRE20

COMM2014-CCRE21

COMM2014-LC15

COMM2014-LC17

COMM2014-UBS3

COMM2014-UBS5

COMM2014-UBS6

CSAB 2006-1

CSAB 2006-2

CSAB 2006-3

CSAB 2006-4

CSAB 2007-1

CSFB 2006-C1

CSFB 2006-C2

CSFB 2006-C3

CSFB 2006-C4

CSFB 2006-C5

CSFB 2007-C1

CSFB 2007-C2

CSFB 2007-C3

CSFB 2007-C4

CSFB 2007-C5

CSFB 2008-C1

CSMC 2006-1

CSMC 2006-2

CSMC 2006-3

CSMC 2006-4

CSMC 2006-7

CSMC 2006-8

CSMC 2006-9

CSMC 2007-1

CSMC 2007-2

CSMC 2007-3

CSMC 2007-4

CSMC 2007-5

CSMC 2007-6

CSMC 2007-7

DBALT 2006-AB1

DBALT 2006-AB2

DBALT 2006-AB3

DBALT 2006-AB4

DBALT 2006-AF1

DBALT 2006-AR1

DBALT 2006-AR2

Document Custody Platform

Transactions

DBALT 2006-AR3

DBALT 2006-AR4

DBALT 2006-AR5

DBALT 2006-AR6

DBALT 2006-OA1

DBALT 2007-1

DBALT 2007-2

DBALT 2007-3

DBALT 2007-AB1

DBALT 2007-AR1

DBALT 2007-AR2

DBALT 2007-AR3

DBALT 2007-BAR1

DBALT 2007-OA1

DBALT 2007-OA2

DBALT 2007-OA3

DBALT 2007-OA4

DBALT 2007-OA5

DBALT 2007-RAMP1

DBUBS 11-LC3

DBWAACE2006GP1

DLJWABSCRFC2007HE1

EBLMT 2013-1

EBMLT 2013-2

FASC2006-FF16

FASC2006-FF8

FF 2006-FF1

FF 2006-FFH1

FFML 2006-FF11

FFML 2006-FF5

FFML 2006-FF7

FFML 2006-FF9

FIELDSTONE 2006-1

FIELDSTONE 2006-2

FIELDSTONE 2006-3

FIELDSTONE 2007-1

FREMONT 2006-A

FREMONT 2006-B P1

FREMONT 2006-B P2

FREMONT 2006-C

FREMONT 2006-D

FREMONT 2006-E

GCMISV2006-OPT1

GCMISV2006-OPT2

GCMISV2006-OPT3

GCMISV2006-OPT4

GCMISV2006-OPT5

GCMISV2007-WMC1

GECMC 2007-C1

GMAC 2006-C1

Document Custody Platform

Transactions

GRNPT 2006-AR1

GRNPT 2006-AR2

GRNPT 2006-AR3

GS 2006-GG6

GS 2006-GG8

GS 2007-GG10

GSAA 2006-10

GSAA 2006-14

GSAA 2006-16

GSAA 2006-18

GSAA 2006-8

GSAA 2007-10

GSAA 2007-4

GSAA 2007-5

GSAA 2007-6

GSAA 2007-7

GSAA 2007-8

GSAA 2007-9

GSMC2006-12

GSMC20066

GSMC2006S3

GSMCGSR2007HEL1

GSMS2013-CJ14

GSMS 2013-GCJ12

GSMS2014-GC18

GSMS2014-GC20

GSMS2014-GC22

GSMS2014-GC24

GSMSC 12-GC6

GSMSC 12GCJ7

GSMSC 2013-GC10

GSR 2006-5F

GSR 2006-AR1

GSR 2006-AR2

GSR 2007-AR1

GSR 2007-AR2

HALO 2007-2

HALO 2007-AR2

HARBORVIEW 2007-2

HARBORVIEW 2007-4

HARBORVIEW 2007-7

HASCO 2006-HE1

HASCO 2006-OPT1

HASCO 2006-OPT2

HASCO 2006-OPT3

HASCO 2006-OPT4

HASCO 2006-WMC1

HASCO 2007-HE1

HASCO 2007-HE2

HASCO 2007-NC1

Document Custody Platform

Transactions

HASCO 2007-WF1

HEAT 2006-1

HEAT2006-3

HEAT 2006-4

HEAT2006-5

HEAT 2006-6

HEAT2006-7

HEAT2006-8

HEAT2007-1

HEAT2007-2

HEAT2007-3

HELT2007-FRE1

HEMT20061

HEMT20063

HEMT20064

HSBAHALO2006-2

HSBAHALO2007-1

HSBAHALO2007-AR1

HSBAHALO2007-WF1

HSBAHASCO2006HE2

HSBAHASCO2007-OPT

JPM 2013-C12

JPM2013-C13

JPM2013-C14

JPM2013-C15

JPM2013-C16

JPM2014-C18

JPM2014-C19

JPM2014-C20

JPM2014-C21

JPM2014-C22

JPM2014-C23

JPM2014-C24

JPM2014-C26

JPMB2014-C25

JPMC 12-CIBX

JPMC 12-LC9

JPMC 13-LC11

JPMC 2011-C5

JPMC 2012-C6

JPMC 2012-C8

JPMC 2013-C10

JPMC2013-C17

JPM CHAS 2006-CIBC16

JPM CHAS 2007-CIBC18

JPM CHAS 2007-CIBC20

JPM CHASE 2006-LDP6

JPM CHASE 2007-C1

JPM CHASE 2007-LDP10

JP MORGAN 2006-FL2

Document Custody Platform

Transactions

JPMORGAN 2006-LDP7

JP MORGAN 2007-FL1

LEHMLMT20062

LEHMLMT20064

LEHMLMT20068

LEHMLMT20072

LEHMLMT20076

LEHMLMT20077

LEHMLMT20078

LEHMLXS20061

LEHMLXS200610N

LEHMLXS200611

LEHMLXS200612N

LEHMLXS200613

LEHMLXS200615

LEHMLXS200617

LEHMLXS200618N

LEHMLXS200619

LEHMLXS200620

LEHMLXS20063

LEHMLXS20065

LEHMLXS20067

LEHMLXS20068

LEHMLXS20071

LEHMLXS200711

LEHMLXS200712N

LEHMLXS200714H

LEHMLXS200715N

LEHMLXS20072N

LEHMLXS20073

LEHMLXS20074N

LEHMLXS20076

LEHMLXS20078H

LEHMLXS20079

LEHMSARM200611

LEHMSARM200612

LEHMSARM200710

LEHMSARM20075

LEHMSARM20077

LEHMSARM20078

LEHMSASCO063H

LEHMSASCO2007BC2

LEHMSASCO2007BC4

LMT 2006-5

LMT 2006-7

LMT 2007-10

LMT 2007-4

LMT 2007-5

LMT 2007-9

LMT 2008-2

Document Custody Platform

Transactions

LUMINENT 06-3

LUMINENT 2006-2

LUMINENT 2006-4

LUMINENT 2006-5

LUMINENT 2006-6

LUMINENT 2006-7

LUMINENT 2007-1

LUMINENT 2007-2

MABS 2006-AB1

MABS 2006-FRE1

MABS 2006-HE1

MABS 2006-HE2

MABS 2006-HE3

MABS 2006-HE4

MABS 2006-HE5

MABS 2006-WMC1

MABS 2006-WMC2

MABS 2006-WMC3

MABS 2006-WMC4

MABS 2007-HE1

MABS 2007-HE2

MABS 2007-WMC1

MALT 2006-1

MALT 2006-2

MALT 2006-3

MALT 2007-1

MALT 2007-HF1

MANA 2007-A1

MANA 2007-A2

MANA 2007-A3

MANA 2007-AF1 (I)

MANA 2007-AF1 (II)

MANA 2007-F1

MANA 2007-OAR1

MANA 2007-OAR2

MANA 2007-OAR3

MANA 2007-OAR4

MANA 2007-OAR5

MARM 2006-2

MARM 2006-OA1

MARM 2006-OA2

MARM 2007-1

MARM 2007-2

MARM 2007-3

MARM 2007-HF1

MARM 2007-HF2

MASL 2006-1

MASTR 2006-1

MASTR 2006-2

MASTR 2006-3

Document Custody Platform

Transactions

MASTR 2007-1

MLCC 2006-1

MLCC 2006-2

MLCC 2006-3

MLCC 2007-1

MLCC 2007-2

MLCC 2007-3

MLMBS 2007-1

MLMBS 2007-2

MLMBS 2007-3

MLMI 2006-A1

MLMI 2006-A2

MLMI 2006-A3

MLMI 2006-A4

MLMI 2006-AF1

MLMI 2006-AF2 (I)

MLMI 2006-AF2 (II)

MLMI 2006-F1

MLMI2006FM1

MLMI 2006-HE1

MLMI2006HE2

MLMI2006HE3

MLMI 2006-OPT1

MLMI2006RM1

MLMI2006SL1

MLMI2006SL2

MLMI 2006-WMC1

MLMI2006WMC2

MLMI2007HE2

MORG2012C5

MORG2013C7

MRGN2006HE3

MRGN2006HE4

MRGN2006HE5

MRGN2006HE6

MRGN2006HE7

MRGN20071

MRGN2007HE2

MRGN2007HE3

MSAC 2006-HE1

MSAC 2006-HE2

MSAC 2006-HE8

MSAC 2006-WMC1

MSAC 2006-WMC2

MSAC 2007-HE5

MSAC 2007-HE6

MSAC 2007-HE7

MSBAM 12-C6

MSBAM 13-C8

MSBAM 13-C9

Document Custody Platform

Transactions

MSBAM14-C19

MSBAM 2013-C10

MSBAM2013-C11

MSBAM2013-C12

MSBAM2013-C13

MSBAM2014-C14

MSBAM2014-C15

MSBAM2014C17

MSC 2006-IQ12

MSC 2007-HQ11

MSC 2007-HQ13

MSCC 11-C3

MSCC 12-C4

MSCC HELOC 2007-1

MSCI 2007-IQ15

MSM 2006-11

MSM 2006-3AR

MSM 2006-5AR

MSM 2006-6AR

MSM 2006-7

MSM 2006-8AR

MSM 2007-12

MSM 2007-13

MSM 2007-14AR

MSSTI 2007-1

NAAC 2006-AF1

NAAC 2006-AF2

NAAC 2006-AP1

NAAC 2006-AR1

NAAC 2006-AR2

NAAC 2006-AR3

NAAC 2006-AR4

NAAC 2006-WF1

NAAC 2007-1

NAAC 2007-2

NAAC 2007-3

NCMT 2008-1

NEWCASTLE 2007-1

NHEL 2006-AF1

NHEL 2006-FM1

NHEL 2006-FM2

NHEL 2006-HE1

NHEL 2006-HE2

NHEL 2006-HE3

NHEL 2006-WF1

NHEL 2007-1

NHEL 2007-2

NHEL 2007-3

NRPMT2013-1

OPTION ONE 2006-1

Document Custody Platform

Transactions

OPTION ONE 2006-2

OPTION ONE 2006-3

OPTION ONE 2007-1

OPTION ONE 2007-2

OPTION ONE 2007-3

OPTION ONE 2007-4

OPTION ONE 2007-5

OPTION ONE 2007-6

OPTION ONE 2007-CP1

OPTION ONE 2007-FXD1

OPTION ONE 2007-FXD2

OPTION ONE 2007-HL1

OWNIT 2006-2

PC 2006-1

PHH 2008-CIM1

PHH 2008-CIM2

PHHAM 2007-1

PHHAM 2007-2

PHHAM 2007-3

PRIME 2006-1

PRIME 2006-CL1

RBSCF2013-GSP

RBSGC 2007-B

RENAISSANCE 2006-1

RENAISSANCE 2006-2

RENAISSANCE 2006-3

RENAISSANCE 2006-4

RENAISSANCE 2007-1

RENAISSANCE 2007-2

RENAISSANCE 2007-3

RFCO2006EFC1

RFCO2006EFC2

RFCO2006EMX1

RFCO2006EMX2

RFCO2006EMX3

RFCO2006EMX4

RFCO2006EMX5

RFCO2006EMX6

RFCO2006EMX7

RFCO2006EMX8

RFCO2006EMX9

RFCO2006HI1

RFCO2006HI2

RFCO2006HI3

RFCO2006HI4

RFCO2006HI5

RFCO2006HSA1

RFCO2006HSA2

RFCO2006HSA3

RFCO2006HSA4

Document Custody Platform

Transactions

RFCO2006HSA5

RFCO2006KS1

RFCO2006KS2

RFCO2006KS3

RFCO2006KS4

RFCO2006KS5

RFCO2006KS6

RFCO2006KS7

RFCO2006KS8

RFCO2006KS9

RFCO2006NC1

RFCO2006NC2

RFCO2006NC3

RFCO2006QA1

RFCO2006QA10

RFCO2006QA11

RFCO2006QA2

RFCO2006QA3

RFCO2006QA4

RFCO2006QA5

RFCO2006QA6

RFCO2006QA7

RFCO2006QA8

RFCO2006QA9

RFCO2006QH1

RFCO2006QO1

RFCO2006QO10

RFCO2006QO2

RFCO2006QO3

RFCO2006QO4

RFCO2006QO5

RFCO2006QO6

RFCO2006QO7

RFCO2006QO8

RFCO2006QO9

RFCO2006QS1

RFCO2006QS10

RFCO2006QS11

RFCO2006QS12

RFCO2006QS13

RFCO2006QS14

RFCO2006QS15

RFCO2006QS16

RFCO2006QS17

RFCO2006QS18

RFCO2006QS2

RFCO2006QS3

RFCO2006QS4

RFCO2006QS5

RFCO2006QS6

Document Custody Platform

Transactions

RFCO2006QS7

RFCO2006QS8

RFCO2006QS9

RFCO2006RS1

RFCO2006RS2

RFCO2006RS3

RFCO2006RS4

RFCO2006RS5

RFCO2006RS6

RFCO2006RZ1

RFCO2006RZ2

RFCO2006RZ3

RFCO2006RZ4

RFCO2006RZ5

RFCO2006S1

RFCO2006S10

RFCO2006S11

RFCO2006S12

RFCO2006S2

RFCO2006S3

RFCO2006S4

RFCO2006S5

RFCO2006S6

RFCO2006S7

RFCO2006S8

RFCO2006S9

RFCO2006SA1

RFCO2006SA2

RFCO2006SA3

RFCO2006SA4

RFCO2006SP1

RFCO2006SP2

RFCO2006SP3

RFCO2006SP4

RFCO2007EMX1

RFCO2007HI1

RFCO2007HSA1

RFCO2007HSA2

RFCO2007HSA3

RFCO2007KS1

RFCO2007KS2

RFCO2007KS3

RFCO2007KS4

RFCO2007QA1

RFCO2007QA2

RFCO2007QA3

RFCO2007QA4

RFCO2007QA5

RFCO2007QH1

RFCO2007QH2

Document Custody Platform

Transactions

RFCO2007QH3

RFCO2007QH4

RFCO2007QH5

RFCO2007QH6

RFCO2007QH7

RFCO2007QH8

RFCO2007QH9

RFCO2007QO1

RFCO2007QO2

RFCO2007QO3

RFCO2007QO4

RFCO2007QO5

RFCO2007QS1

RFCO2007QS10

RFCO2007QS11

RFCO2007QS2

RFCO2007QS3

RFCO2007QS4

RFCO2007QS5

RFCO2007QS6

RFCO2007QS7

RFCO2007QS8

RFCO2007QS9

RFCO2007RS1

RFCO2007RS2

RFCO2007RZ1

RFCO2007S1

RFCO2007S2

RFCO2007S3

RFCO2007S4

RFCO2007S5

RFCO2007S6

RFCO2007S7

RFCO2007S8

RFCO2007S9

RFCO2007SA1

RFCO2007SA2

RFCO2007SA3

RFCO2007SA4

RFCO2007SP1

RFCO2007SP2

RFCO2007SP3

SABR 2006-FR1

SABR 2006-FR2

SABR 2006-FR3

SABR 2006-HE1

SABR 2006-HE2

SABR 2006-NC1

SABR 2006-OP1

SABR 2006-WM1

Document Custody Platform

Transactions

SABR 2006-WM2

SABR2006-WM3

SACO 2007-1

SAIL 2006-1

SAIL 2006-2

SAIL 2006-3

SAIL 2006-4

SAMI II 2006-AR1

SAMI II 2006-AR2

SAMI II 2006-AR3

SAMI II 2006-AR4

SAMI II 2006-AR5

SAMI II 2006-AR8

SAMI II 2007-AR1

SAMI II 2007-AR2

SAMI II 2007-AR3

SAMI II 2007-AR4

SAMI II 2007-AR5

SAMI II 2007-AR6

SAMI II 2007-AR7

SARM 2006-1

SARM 2006-2

SARM 2006-3

SARM 2006-4

SARM 2006-5

SARM 2006-6

SARM 2006-7

SARM 2006-8

SARM 2007-11

SARM 2007-3

SARM 2007-4

SARM 2007-6

SARM 2007-9

SASCO 2006-BC1

SASCO 2006-BC2

SASCO 2006-BC3

SASCO 2006-BC5

SASCO 2006-BC6

SASCO 2006-OPT1

SASCO 2006-WF1

SASCO 2006-WF2

SASCO 2006-WF3

SASCO 2007-BC1

SASCO 2007-BC3

SASCO 2007-WF1

SASCO 2007-WF2

SASCO TIAA 2007-C4

SEMT 2011-1

SEMT 2011-2

SEMT 2012-1

Document Custody Platform

Transactions

SEMT 2012-2

SEMT 2012-3

SEMT 2012-4

SEMT 2012-5

SEMT 2012-6

SEMT 2013-1

SEMT 2013-2

SEMT 2013-3

SEMT 2013-4

SEMT 2013-5

SEMT 2013-6

SEMT 2013-7

SEQUOIA 10H1

SEQUOIA 2006-1

SEQUOIA 2007-1

SEQUOIA 2007-2

SEQUOIA 2007-3

SEQUOIA 2007-4

SGMS 2006-FRE1

SGMS 2006-FRE2

SGMS 2006-OPT2

SMTS2013-10

SMTS2013-11

SMTS2013-12

SMTS2013-8

SMTS2013-9

SMTS2014-1

SMTS2014-2

SMTS2014-3

SMTS2014-4

SQALT 2006-1

STARM 2007-2

STARM 2007-3

SV 2007-OPT1

SV 2007-OPT2

SV 2007-OPT3

SV 2007-OPT4

SV 2007-OPT5

WACHOVIA 2006-C23

WACHOVIA 2006-C25

WACHOVIA 2006-C26

WACHOVIA 2006-C27

WACHOVIA 2006-C28

WACHOVIA 2006-C29

WACHOVIA 2007-30

WACHOVIA 2007-C31

WACHOVIA 2007-C32

WACHOVIA 2007-C33

WACHOVIA 2007-C34

WFALT 2007-PA1

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WFALT 2007-PA3

WFALT 2007-PA4

WFALT 2007-PA5

WFALT 2007-PA6

WFCM 12-LC5

WFCM2014-LC16

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WFCMT 2013-LC12

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WFHET 2006-2

WFHET 2006-3

WFHET 2007-1

WFHET 2007-2

WFHM 2007-M04

WFMBS 06-AR1

WFMBS 06-AR2

WFMBS 06-AR3

WFMBS 06-AR4

WFMBS 06-AR5

WFMBS 06-AR6

WFMBS 06-AR7

WFMBS 06-AR8

WFMBS 2006-1

WFMBS 2006-10

WFMBS 2006-11

WFMBS 2006-12

WFMBS 2006-13

WFMBS 2006-14

WFMBS 2006-15

WFMBS 2006-16

WFMBS 2006-17

WFMBS 2006-18

WFMBS 2006-19

WFMBS 2006-2

WFMBS 2006-20

WFMBS 2006-3

WFMBS 2006-4

WFMBS 2006-5

WFMBS 2006-6

WFMBS 2006-7

WFMBS 2006-8

WFMBS 2006-9

WFMBS 2006-AR1

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WFMBS 2006-AR17

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WFMBS 2007-1

WFMBS 2007-10

WFMBS 2007-11

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WFMBS 2007-13

WFMBS 2007-14

WFMBS 2007-15

WFMBS 2007-16

WFMBS 2007-17

WFMBS 2007-2

WFMBS 2007-3

WFMBS 2007-4

WFMBS 2007-5

WFMBS 2007-6

WFMBS 2007-7

WFMBS 2007-8

WFMBS 2007-9

WFMBS 2007-AR10

WFMBS 2007-AR3

WFMBS 2007-AR4

WFMBS 2007-AR5

WFMBS 2007-AR6

WFMBS 2007-AR7

WFMBS 2007-AR8

WFMBS 2007-AR9

WFMBS 2008-1

WFMBS 2008-AR1

WFMBS 2008-AR2

WFRBS 11-C5

WFRBS 12-C10

WFRBS 12-C6

WFRBS 12-C7

WFRBS 12-C8

WFRBS 12-C9

WFRBS 13-C11

WFRBS 13-C12

WFRBS 13-C13

WFRBS 13-C14

WFRBS2013-C15

WFRBS2013-C16

WFRBS2013-C17

WFRBS2013-C18

WFRBS2013-UBS1

WFRBS2014-C19

WFRBS2014-C20

WFRBS2014-C21

WFRBS2014-C22

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WFRBS2014-C23

WFRBS2014-C24

WFRBS2014-C25

Document Custody Platform

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WFRBS2014-LC14

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